                                                                         (a)(14)

                                AMENDMENT NO. 13
                  TO AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 13 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of October 9, 2006, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

     WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to change the name of one of the series of Interests of the Trust as follows:

ING Precious Metals Fund to ING Global Natural Resources Fund;

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

SERIES                                   CLASSES
------                                   -------
ING Disciplined International SmallCap   ING Disciplined International SmallCap
Fund                                     Fund - Class A
                                         ING Disciplined International SmallCap
                                         Fund - Class B
                                         ING Disciplined International SmallCap
                                         Fund - Class C
                                         ING Disciplined International SmallCap
                                         Fund - Class I

ING Diversified International Fund       ING Diversified International Fund -
                                         Class A
                                         ING Diversified International Fund -
                                         Class B
                                         ING Diversified International Fund -
                                         Class C
                                         ING Diversified International Fund -
                                         Class I
                                         ING Diversified International Fund -
                                         Class R

SERIES                                   CLASSES
------                                   -------
ING Emerging Countries Fund              ING Emerging Countries Fund - Class A
                                         ING Emerging Countries Fund - Class B
                                         ING Emerging Countries Fund - Class C
                                         ING Emerging Countries Fund - Class I
                                         ING Emerging Countries Fund - Class M
                                         ING Emerging Countries Fund - Class Q

ING Emerging Markets Fixed Income Fund   ING Emerging Markets Fixed Income Fund
                                         - Class A
                                         ING Emerging Markets Fixed Income Fund
                                         - Class B
                                         ING Emerging Markets Fixed Income Fund
                                         - Class C
                                         ING Emerging Markets Fixed Income Fund
                                         - Class I

ING Foreign Fund                         ING Foreign Fund - Class A
                                         ING Foreign Fund - Class B
                                         ING Foreign Fund - Class C
                                         ING Foreign Fund - Class I
                                         ING Foreign Fund - Class Q

ING Global Bond Fund                     ING Global Bond Fund - Class A
                                         ING Global Bond Fund - Class B
                                         ING Global Bond Fund - Class C
                                         ING Global Bond Fund - Class I

ING Global Equity Dividend Fund          ING Global Equity Dividend Fund -
                                         Class A
                                         ING Global Equity Dividend Fund -
                                         Class B
                                         ING Global Equity Dividend Fund -
                                         Class C
                                         ING Global Equity Dividend Fund -
                                         Class O

ING Global Natural Resources Fund        ING Global Natural Resources Fund -
                                         Class A
                                         ING Global Natural Resources Fund -
                                         Class B
                                         ING Global Natural Resources Fund -
                                         Class C
                                         ING Global Natural Resources Fund -
                                         Class Q

ING Global Real Estate Fund              ING Global Real Estate Fund - Class A
                                         ING Global Real Estate Fund - Class B
                                         ING Global Real Estate Fund - Class C
                                         ING Global Real Estate Fund - Class I
                                         ING Global Real Estate Fund - Class O

ING Global Value Choice Fund             ING Global Value Choice Fund - Class A

SERIES                                   CLASSES
------                                   -------
                                         ING Global Value Choice Fund - Class B
                                         ING Global Value Choice Fund - Class C
                                         ING Global Value Choice Fund - Class I
                                         ING Global Value Choice Fund - Class Q

ING Greater China Fund                   ING Greater China Fund - Class A
                                         ING Greater China Fund - Class B
                                         ING Greater China Fund - Class C
                                         ING Greater China Fund - Class I

ING Index Plus International Equity      ING Index Plus International Equity
Fund                                     Fund - Class A
                                         ING Index Plus International Equity
                                         Fund - Class B
                                         ING Index Plus International Equity
                                         Fund - Class C
                                         ING Index Plus International Equity
                                         Fund - Class I

ING International Capital Appreciation   ING International Capital Appreciation
Fund                                     Fund - Class A
                                         ING International Capital Appreciation
                                         Fund - Class B
                                         ING International Capital Appreciation
                                         Fund - Class C
                                         ING International Capital Appreciation
                                         Fund - Class I

ING International Growth Fund            ING International Growth Fund - Class A
                                         ING International Growth Fund - Class B
                                         ING International Growth Fund - Class C
                                         ING International Growth Fund - Class I
                                         ING International Growth Fund - Class Q

ING International Real Estate Fund       ING International Real Estate Fund -
                                         Class A
                                         ING International Real Estate Fund -
                                         Class B
                                         ING International Real Estate Fund -
                                         Class C
                                         ING International Real Estate Fund -
                                         Class I

ING International SmallCap Fund          ING International SmallCap Fund - Class A
                                         ING International SmallCap Fund - Class B
                                         ING International SmallCap Fund - Class C
                                         ING International SmallCap Fund - Class I
                                         ING International SmallCap Fund - Class Q

SERIES                                   CLASSES
------                                   -------
ING International Value Choice Fund      ING International Value Choice Fund -
                                         Class A
                                         ING International Value Choice Fund -
                                         Class B
                                         ING International Value Choice Fund -
                                         Class C
                                         ING International Value Choice Fund -
                                         Class I

ING Russia Fund                          ING Russia Fund - Class A
                                         ING Russia Fund - Class B
                                         ING Russia Fund - Class C
                                         ING Russia Fund - Class Q"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ John V. Boyer                       /s/ Jock Patton
-------------------------------------   ----------------------------------------
John V. Boyer, as Trustee               Jock Patton, as Trustee


/s/ Patricia W. Chadwick                /s/ Sheryl K. Pressler
-------------------------------------   ----------------------------------------
Patricia W. Chadwick, as Trustee        Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                   /s/ David W.C. Putnam
-------------------------------------   ----------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein               /s/ John G. Turner
-------------------------------------   ----------------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee


/s/ Patrick W. Kenny                    /s/ Roger B. Vincent
-------------------------------------   ----------------------------------------
Patrick W. Kenny, as Trustee            Roger B. Vincent, as Trustee


/s/ Walter H. May
-------------------------------------
Walter H. May, as Trustee